                                                                Exhibit 10.13


                          LOAN AND SECURITY AGREEMENT
                             REFERENCE NO. 420-501

     THIS LOAN AND SECURITY AGREEMENT ("Agreement") is made as of the date set forth below BETWEEN:

     SECURED PARTY: DVI CAPITAL COMPANY; and

     DEBTOR: CEMAX-ICON, INC.

     1. CERTAIN DEFINITIONS. The following terms shall have the following respective meanings:

          a. ADVANCE. Advances of funds xxxx xxxxxx xxxxxxx x Section 2.1 hereof and Schedules which may be executed between Secured Party and Debtor from time to time.

          b.   COLLATERAL.  "Collateral" shall have the meaning set forth in
     Section 2.2 hereof.

          c.   EVENT OF DEFAULT.  Those events set forth in Section 9 hereof.

          d. MONTHLY LOAN REPAYMENT. The amount set forth in any Schedule executed in connection with any Advance under this Agreement.

          e. SCHEDULE(S). Any and all or each (as the context shall require) of the Loan and Collateral Schedules of the Debtor, to be executed by the parties under this Agreement.

          f. SECURED OBLIGATIONS. The payment of the principal and interest as set forth in each and all of the Schedules, and the payment of all additional amounts and other sums at any time due and owing under the Schedules for this Agreement, and the performance and observance of all covenants and conditions contained herein and therein.

          g. SUPPLIER. The entity from whom the Debtor purchased the Collateral including manufacturers, dealers, sellers and vendors.

     2. PURPOSE OF FINANCING AND DESCRIPTION OF LOANS; GRANT OF SECURITY INTEREST; COLLATERAL.

     Secured Party agrees, subject to the terms and conditions of this Agreement, to make Advances to the Debtor in an aggregate amount to be determined by Secured Party in its sole and absolute discretion.

          a. Debtor agrees that the proceeds of any Advance will be used solely to acquire the Collateral as described in the Schedule executed in connection with said advance.

          b. The amount of any Advances to Debtor shall be set forth on the Schedule executed in connection with said Advance.

          c. The term of repayment of any Advance made under this Agreement (the "Term") shall commence on the date set forth in the Schedule executed in connection with said Advance and shall continue for the period set forth in said Schedule, and for all extensions and renewals of such period.

          d. Debtor shall pay to Secured Party the Monthly Loan Repayment for each Advance in amounts and on the dates set forth in the Schedule executed in connection with said Advance, whether or not Secured Party has rendered an invoice to Debtor. Debtor agrees to pay the Monthly Loan Repayment to Secured Party at the office of the Secured Party set forth below, or to such entity and/or at such other place as Secured Party may from time to time designate by notice to Debtor. Any other amounts required to be paid to Secured Party under this Agreement are due upon Debtor's receipt of Secured Party's invoice and will be payable as directed in the invoice. Payments under this Agreement may be applied to the Debtor's then accrued Secured Obligations in such order as Secured Party may choose.

          e. The Advances shall not be subject to prepayment or redemption in whole or in part prior to the expiration of the Term set forth in the Schedule executed in connection with said Advance.

     .1     GRANT OF SECURITY INTEREST.  In consideration of the Advances to be made by Secured Party to Debtor under this Agreement, and to secure the payment and performance of the Secured Obligations, Debtor

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CONFIDENTIAL TREATMENT REQUESTED
hereby grants and assigns to Secured Party, its successors and assigns, a security interest in the Collateral described in Section 2.2 below.

     .2     COLLATERAL.  All personal property consisting of "goods",
"equipment", and "proceeds" as defined in the California Commercial Code and all furniture, fixtures and machinery or other property as described in any and all Schedule(s) executed pursuant to this Agreement, whether now owned or hereafter acquired, and all substitutions, renewals or replacements of and alterations, additions or improvements, if any, to such Collateral, together with, in each and every case, all proceeds thereof. Each item of Collateral shall secure not only the specific Advances made by Secured Party to Debtor as set forth in any Schedule, but also all other present and future indebtedness or obligations of Debtor to Secured Party of every kind and nature whatsoever. Debtor warrants and agrees that the Collateral will be used primarily for business or commercial purposes and that regardless of the manner of affixation, the Collateral shall remain personal property and shall not become part of the real estate. Debtor agrees to keep the Collateral at the locations set forth in the Schedule(s) covering said Collateral and will not make any change in the location of the Collateral within such state, and will not remove the Collateral from such state without the prior written consent of Secured Party.

     3. TIME IS OF THE ESSENCE; LATE CHARGES. Time is of the essence in this Agreement and if any Monthly Loan Repayment is not paid within the ten (10) days after the due date thereof, Secured Party shall have the right to add and collect, and Debtor agrees to pay:

          a. A late charge on and in addition to, such Monthly Loan Repayment equal to five percent (5%) of such Monthly Loan Repayment or a lesser amount if established by any State or Federal statute applicable thereto, and

          b. Interest on such Monthly Loan Repayment from thirty (30) days after the due date until paid at the rate of eighteen (18%) per annum.

     4. NO WARRANTIES. This Agreement is solely a financing agreement. Debtor acknowledges that: The Collateral has or will have been selected and acquired solely by Debtor for Debtor's purposes; Secured Party is not the manufacturer, dealer, vendor or supplier of the Collateral; the Collateral is of a size, design, capacity, description and manufacture selected by Debtor, Debtor is satisfied that the Collateral is suitable and fit for its purposes; and SECURED PARTY HAS NOT MADE AND DOES NOT MAKE ANY WARRANTY OR REPRESENTATION WHATSOEVER, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, CONDITION, MERCHANTABILITY, DESIGN OR OPERATION OF THE COLLATERAL, ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE VALUE OF THE COLLATERAL, THE QUALITY OR CAPACITY OF THE MATERIALS IN THE COLLATERAL OR WORKMANSHIP IN THE COLLATERAL, NOR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER.

     5. NO AGENCY. Debtor acknowledges and agrees that none of the manufacturer, vendor, dealer or supplier, nor any salesman, representative, or other agent of the manufacturer, dealer, vendor or supplier, is an agent of Secured Party. No salesman, representative or agent of the manufacturer, dealer vendor or supplier is authorized to waive or alter any term or condition of this Agreement, and no representation as to the Collateral or any other matter by any manufacturer, dealer, vendor or supplier shall in any way affect Debtor's duty to pay the Monthly Loan Repayment and perform his other obligations as set forth in this Agreement.

     6. INSURANCE AND RISK OF LOSS. All risk of loss of, damage to, or destruction of the Collateral shall at all times be borne by Debtor. Debtor will procure forthwith and maintain property and general liability insurance with extended or combined additional coverage on the Collateral for the full insurable value thereof for the life of this Agreement and any Schedule(s) plus such other insurance as Secured Party may specify, and promptly deliver each policy to Secured Party with a standard long form endorsement attached showing Secured Party or assigns as additional insureds and loss payees. Each insurer shall agree by endorsement upon such policy issued by it or by independent instrument furnished to Secured Party and Debtor that it will give Secured Party and Debtor thirty (30) days written notice before the policy in question shall be materially altered or cancelled. Secured Party's acceptance of policies in lesser amounts or risks shall not be a waiver of Debtor's foregoing obligation.

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

     7. DEBTOR'S REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party as follows:

          a. Debtor is duly organized and existing under the laws of the State of its formation without limit as to the duration of its existence, and is authorized and in good standing to do business in said State; Debtor has corporate powers and adequate authority, rights and franchises to own its own property and to carry on its business as now conducted, and is duly qualified and in good standing in each state in which the character of the properties owned by it therein or the conduct of its business makes such qualifications necessary; and Debtor has the corporate power and adequate authority to make and carry out this Agreement.

          b. The execution, delivery and performance of this Agreement are duly authorized and do not, to the best of the Debtor's knowledge, require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law, regulation or any term or provision of its articles of formation or bylaws, and this Agreement is a valid and binding obligation of Debtor legally enforceable in accordance with its terms.

          c. The execution, delivery and performance of this Agreement will not contravene or conflict with any agreement, indenture or undertaking to which Debtor is a party or by which it or any of its property may be bound by or affected, and will not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

          d. There is no material litigation or other proceeding pending or threatened against or affecting Debtor, and it is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority. The balance sheets of Debtor and the related profit and loss statements and other financial data as submitted in writing by Debtor to Secured Party in connection with this Agreement, are true and correct, and said balance sheets and profit and loss statements truly represent the financial condition of Debtor as of the dates thereof.

          e. Debtor has good and valid title to the Collateral which is free from and will be kept free from all liens, claims, security interests and encumbrances, except for the security interest granted hereby.

          f. No financing statement covering the Collateral or any proceeds thereof is on file in favor of anyone other than Secured Party, but if such other financing statement is on file, it will be terminated or subordinated.

          g. All necessary action, including the filing of UCC-1 Financing Statements, has or will be made to give Secured Party a first priority security interest in the Collateral. Debtor agrees to permit Secured Party to pre-file any UCC-1 Financing Statement pursuant to California Commercial Code sec.9402.

     8.   DEBTOR'S AGREEMENTS.  Debtor agrees:

          a. To defend at Debtor's own expense any action, proceeding or claim affecting the Collateral.

          b. To pay reasonable attorneys' fees and other expenses incurred by Secured Party in enforcing its rights in the event of Debtor's default under this Agreement.

          c. To pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the Collateral or this Agreement and this obligation shall survive the termination of this Agreement.

          d. That if a certificate of title is required or permitted by law, Debtor shall obtain such certificate with respect to the Collateral, showing the security interests of Secured Party thereon and in any event do everything necessary or expedient to preserve or perfect the security interest of Secured Party.

          e. That Debtor will not misuse, fail to keep in good repair, secrete, or without the prior written consent of Secured Party, and notwithstanding Secured Party's claim to proceeds, sell, rent, lend, encumber or transfer any of the Collateral. The Collateral shall be maintained in accordance with the

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     manufacturer's specifications and shall at all times be eligible for the manufacturer's maintenance program.

          f. That Secured Party may enter upon Debtor's premises or wherever the Collateral may be located at any reasonable time to inspect the Collateral and Debtor's books and records pertaining to the Collateral, and Debtor shall assist Secured Party in making such inspection.

          g. That the security interest granted by Debtor to Secured Party shall continue effective irrespective of the payment of the Secured Obligations, so long as there are any obligations of any kind, including obligations under guarantees or assignments, owed by Debtor to Secured Party.

          h. To mark and identify the Collateral with all information and in such manner as Secured Party may request from time to time and replace promptly any such markings or identifications which are removed, defaced or destroyed.

          i. To indemnify and hold Secured Party harmless from and against all claims, losses, liabilities (including negligence, tort and strict liability), damages, judgments, suits and all legal proceedings, and any and all costs and expenses in connection therewith (including attorney's fees) arising out of or in any manner connected with the manufacture, purchase, financing, ownership, delivery, rejection, nondelivery, possession, use, transportation, storage, operation, maintenance, repair, return or other disposition of the Collateral or with this Agreement, including, without limitation, claims for injury to, or death of, persons and for damage to property, and give Secured Party prompt notice of such claims or liability.

          j. That Debtor will not part with possession of or control of or suffer or allow to pass out of its possession or control items of Collateral or change the location of the Collateral or any part thereof from the address shown in the appropriate Schedule without the prior written consent of Secured Party.

          k. That Debtor shall not ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT OR SELL, SCHEDULE, TRANSFER, PLEDGE OR HYPOTHECATE ANY PART OF THE COLLATERAL. DEBTOR'S INTEREST IN THIS AGREEMENT AND THE COLLATERAL IS NOT ASSIGNABLE AND WILL NOT BE ASSIGNED OR TRANSFERRED BY OPERATION OF LAW, CONSENT TO ANY OF THE FOREGOING PROHIBITED ACTS APPLIES ONLY IN THE GIVEN INSTANCE AND IS NOT CONSENT TO SUBSEQUENT LIKE ACT BY DEBTOR OR ANOTHER ENTITY.

     9. EVENTS OF DEFAULT. Any of the following events or conditions shall constitute an Event of Default hereunder:

          a. Debtor's failure to pay any Monthly Loan Repayment or any installment of the principal or interest due under any Schedule when and after the same shall become due and payable, whether at the due date thereof, or at the date fixed for prepayment or by acceleration or otherwise;

          b. Debtor failure to observe or perform any covenant or agreement to be observed or performed by Debtor under this Agreement, any Schedule or any other instrument or agreement delivered by Debtor to Secured Party in connection with this or any other transaction;

          c. Any representation or warranty made by Debtor herein or in any report, certificate, financial or other statement furnished in connection with this Agreement shall prove to be false or misleading in any material respect; or

          d. Debtor is adjudicated insolvent or a bankrupt, or ceases been xxxxxx or admits in writing its inability to pay its debts as they mature, or xxxxxx of, or enters into any composition or arrangement with, creditors, applies for or consents to the appointment of a receiver, trustee or liquidator of it or of a substantial part of its property, or authorizes such application or consent, or proceedings seeking such appointment shall be instituted against it without such authorization, consent or application and continues undismissed for a period of 60 calendar days; authorizes or files a voluntary petition in bankruptcy or applies for or consents to the application of any bankruptcy, reorganization in bankruptcy, arrangement, readjustments or debts, insolvency, dissolution, moratorium or other similar laws of any

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     jurisdiction, or authorizes such application or consent, or proceedings to such end shall be instituted against it without such authorization, application or consent and such proceedings instituted against it shall continue undismissed for a period of 60 calendar days; or

          e. Secured Party, in good faith, believes the prospect of payment or performance is impaired or in good faith believes the Collateral is insecure;

          f. Any agreement made by a guarantor, surety or endorser for Debtor's default in any obligation or liability to Secured Party or any guaranty obtained in connection with this transaction is terminated or breached.

     10. SECURED PARTY'S REMEDIES. Debtor agrees that when an Event of Default has occurred and is continuing, Secured Party shall have the rights, options, duties and remedies of a Secured Party and Debtor shall have the rights and duties of a Debtor under the Uniform Commercial Code in effect in each jurisdiction where the Collateral or any part thereof is located and, without limiting the foregoing, Secured Party may exercise one or more or all, and in any order, of the remedies hereinafter set forth:

          a. By notice in writing to Debtor, declare the entire unpaid principal balance due under ANY, EACH AND ALL Schedule(s) to be immediately due and payable; and thereupon all such unpaid balance(s), together with all accrued and unpaid interest thereon, shall be immediately due and payable;

          b. Personally, or by agents or attorneys, take immediate possession of the Collateral or any portion thereof and for that purpose pursue the same wherever it may be found and enter any of the premises of Debtor with or without notice, demand, process of law or legal procedure, and search for, take possession of, remove, keep and store the same, or use, operate, or lease the same until sold and otherwise exercise any and all of the rights and powers or Debtor in respect thereof;

          c. Either with or without taking possession and without instituting any legal proceedings whatsoever (having first given notice of such sale by mail to Debtor once at least 10 calendar days prior to the date of such sale, and any other notice of such sale which may be required by law, if said notice is sufficient), sell and dispose of the Collateral or any part thereof at public auction(s) to the highest bidder, or at a private sale(s) in one lot as an entirety or in several lots, and either for cash or for credit and on such terms as Secured Party may determine, and at any place (whether or not it is the location of the Collateral or any part thereof, designated in the notice above referred to. Any such sale or sales may be adjourned from time to time by announcement of the time and place appointed for such sale or sales, or for such adjourned sales or sales without further notice, and Secured Party may bid and become the purchaser at any such sale;

          d. Secured Party may proceed to protect and enforce this Agreement and any Schedule(s) by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained, or execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Collateral, or any party thereof, or for the enforcement of any proper, legal or equitable remedy available under applicable law.

          e. Secured Party may require Debtor to assemble the Collateral and return it to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties.

          f. Debtor agrees to pay the Secured Party all expenses or retaking, holding, preparing for sale, or selling the Collateral in addition to attorneys' fees as set forth above.

     11. ACCELERATION CLAUSE. In case of any sale of the Collateral, or any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Agreement, the outstanding principal due under any Schedule, if not previously due, the interest accrued thereon and all other sums required to be paid by Debtor pursuant to this Agreement shall at once become and be immediately due and payable.

     12. EXERCISE OF RIGHTS. No delay or omission of Secured Party in the exercise of any right or power arising from any default shall act as a waiver of or impair any such right or power or prevent its exercise during

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the continuance of such default. No waiver by Secured Party of any such default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent default, nor shall it impair the rights resulting therefrom except as may be otherwise provided therein. The giving, taking or enforcement of any other or additional security, collateral, or guarantee for the payment of the Secured Obligations shall not operate to prejudice, waive, or affect the security of this Agreement or any rights, powers, or remedies hereunder, and Secured Party shall not be required to look first to enforce or exhaust such other additional security, collateral, or guarantees. All rights, remedies, and options of Secured Party hereunder, or by law shall be cumulative.

     13. ASSIGNMENT BY SECURED PARTY. SECURED PARTY MAY ASSIGN OR TRANSFER THIS AGREEMENT OR SECURED PARTY'S INTEREST IN THE COLLATERAL WITHOUT NOTICE TO DEBTOR. Any assignee of Secured Party shall have all of the rights but none of the obligations, of Secured Party under this Agreement, and Debtor agrees that it will not assert against any assignee of Secured Party and defense, counterclaim or offset that Debtor may have against Secured Party.

     14. NON-TERMINABLE AGREEMENT; OBLIGATIONS UNCONDITIONAL. This Agreement cannot be canceled or terminated except as expressly provided herein. Debtor hereby agrees that Debtor's obligation to pay all Secured Obligations shall be absolute and unconditional and Debtor will not be entitled to any abatement of Monthly Loan Repayments or other payments due under this Agreement or any reduction thereof under circumstances or for any reason whatsoever. Debtor hereby waives any and all existing and future claims, as offsets, against any Monthly Loan repayments and other payments due under this Agreement as and when due regardless of any offset or claim which may be asserted by Debtor or on its behalf. The obligations and liabilities or Debtor hereunder will survive the termination of this Agreement.

     15. ADDITIONAL DOCUMENTS. In connection with and in order to provide effective evidence of the security interest in the Collateral granted Secured Party under this Agreement, Debtor will execute and deliver to Secured Party such financing statements and similar documents as Secured Party requests. Debtor authorizes Secured Party where permitted by law to make filings of such financing statements without Debtor's signature. Debtor further agrees to furnish Secured Party;

          a. On a timely basis. Debtor's future financial statements, including Debtor's most recent annual report, balance sheet and income statement, prepared in accordance with generally accepted accounting principles, which reports, Debtor warrants, shall fully and fairly represent the true financial condition of Debtor.

          b. Any other financial information normally provided by Debtor to the public; and

          c. Such other financial data or information relative to this Agreement and the Collateral, including, without limitation, copies of Suppliers' proposals and purchase orders and agreements, listings of serial numbers or other identification data and confirmations of such information, as Secured Party may from time to time reasonably request. Debtor will procure and/or execute, have executed, have acknowledged, and/or deliver to Secured Party, record and file such other documents and notices as Secured Party deems necessary or desirable to protect its interest in and rights under this Agreement and Collateral. Debtor will pay for all filings, searches, title reports, legal and other fees incurred by Secured Party in connection with any documents to be provided by Debtor pursuant to this Agreement and any other similar documents Secured Party may procure.

     16. MISCELLANEOUS.

          a. SUCCESSORS AND ASSIGNS. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such parties, and all the covenants, promises, and agreements in this Agreement contained by or on behalf of Debtor or Secured Party shall bind and inure to the benefit of the respective successors and assigns of each party whether so expressed or not.

          b. PARTIAL INVALIDITY. The enforceability or invalidity of any provision(s) of this Agreement shall not render any other provision(s) herein contained unenforceable or invalid.

          c. COMMUNICATIONS. All communications provided for herein shall be in writing and shall be deemed to have been given (unless otherwise required by the specific provisions in respect of any matter)

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     (i) when addressed and delivered personally or (ii) three (3) calendar days following deposit in the United States mail, registered or certified, postage prepaid, and addressed to the address set forth beneath the respective parties' signature lines below, or as to Debtor or Secured Party at such other address as they may designate by notice duly given in accordance with this Section to the other party.

          d. COUNTERPART; GOVERNING LAW. This Agreement may be executed, acknowledged, and delivered in any number of counterparts, each of such counterparts constituting an original but all together only one Agreement. This Agreement and any Schedule shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. Debtor agrees to submit to the jurisdiction of the State and/or Federal Courts in Ohio.

          e. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding or agreement between Secured Party and Debtor and there is no understanding or agreement, oral or written, which is not set forth herein. This Agreement may not be amended except by a writing signed by Secured Party and Debtor and shall be binding upon and inure to the benefit of the parties hereto, their permitted successors and assigns.

This Agreement is dated December 28, 1995.

DEBTOR: CEMAX-ICON, INC.

ADDRESS: 47281 MISSION FALLS CT.
          FREMONT, CA 94359

By:

Title:    Vice President, Finance

SECURED PARTY: DVI CAPITAL COMPANY

                 6611 ROCKSIDE ROAD #110
                 INDEPENDENCE, OH 44131

By:

Title:

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

                       LOAN AND COLLATERAL SCHEDULE NO. 1
                             REFERENCE NO. 420-501

     THIS LOAN AND COLLATERAL SCHEDULE is executed pursuant to that certain Loan and Security Agreement (the "Agreement") dated as of 12/28, 1995, between DVI CAPITAL COMPANY ("Secured Party") and CEMAX-ICON, INC. ("Debtor").

     1. INCORPORATION BY REFERENCE. The Agreement is fully incorporated herein by reference.

     2. DESCRIPTION OF COLLATERAL. In consideration of the terms and conditions of the Agreement, and of this Schedule. Secured Party has concurrently herewith made a cash Advance to Debtor on the security of the Collateral described as follows:

                             SEE ATTACHED EXHIBIT A

     TOGETHER WITH ALL PARTS, ACCESSORIES, ATTACHMENTS, ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS THERETO AND THEREFOR.

     3.     AMOUNT OF ADVANCE.  The total amount of the Advance pursuant to this
Schedule is [ *             * ].

     4. TERM. The Term for the Monthly Loan Repayments of the Advance made pursuant to this Schedule shall commence on the date set forth below in Section 5, and unless earlier terminated provided in the Loan and Security Agreement
shall continue for a period of [ *          * ].

     5. MONTHLY LOAN REPAYMENTS. As Monthly Loan Repayments of the Advance made under this Schedule, Debtor agrees to pay Secured Party, in successive monthly installments, [ *
                               * ], beginning in January 1, 1996 and on the same
day of each month thereafter until paid in full. Monthly Loan Repayments will be made to Secured Party as follows:

                              DVI CAPITAL COMPANY
                            P.O. BOX 1213; DEPT. 804
                             NEWARK, NJ 07101-1213

     6. DUTY TO PAY ABSOLUTE. Until the Debtor's obligation to make Monthly Loan Repayments has been terminated as provided herein, it shall be absolute, unconditional, and without deduction, offset, or abatement for any reason, and shall continue in full force and effect regardless of Debtor's ability to use any item of Collateral or any reason.

     7. COLLATERAL LOCATION. The Collateral shall be located at 47281 Mission Falls Ct., Fremont, CA 94539.

This Agreement is dated 12/28/95.

DEBTOR: CEMAX-ICON, INC.

ADDRESS: 47281 MISSION FALLS CT.
          FREMONT, CA 94359

By:

      Vice
    President,
    Finance
Title:

CONFIDENTIAL TREATMENT REQUESTED

SECURED PARTY: DVI CAPITAL COMPANY
               6611 ROCKSIDE ROAD #110
                 INDEPENDENCE, OH 44131

By:  ___________________________________________

Title:  ________________________________________

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

                             ACCEPTANCE CERTIFICATE
                                       TO
                    LOAN AND SECURITY AGREEMENT NO. 420-501
                       LOAN AND COLLATERAL SCHEDULE NO. 1

THIS ACCEPTANCE CERTIFICATE ("Certificate") is being executed and delivered pursuant to the Loan and Security Agreement and Loan and Collateral Schedule referenced above, (collectively, the "Schedule") each dated as of 12/28/95 between DVI CAPITAL COMPANY as Secured Party ("Secured Party") and CEMAX-ICON, INC., as Debtor ("DEBTOR") for the following equipment ("EQUIPMENT"):

                             SEE ATTACHED EXHIBIT A

WE HEREBY CERTIFY AND ACKNOWLEDGE that all the Equipment subject to the above referenced Schedule and specified herein or in any above referenced Schedule has been delivered to us; that any necessary installation of the Equipment has been fully and satisfactorily performed; that the Equipment has been examined and/or tested and is in good operating order and condition and in all respects satisfactory to Debtor; and that, after full inspection thereof, we have accepted the Equipment for all purposes as of the date hereof, including, without limitation, for purposes of the above referenced Schedule. We hereby represent and warrant that any right we may have now or in the future to reject the Equipment or to revoke our acceptance thereof has terminated as of the date of this Certificate, and we hereby waive any such right by the execution hereof.

WE HEREBY FURTHER CERTIFY AND ACKNOWLEDGE that the Secured Party has fully and satisfactorily satisfied all its obligations under the Schedule, and that any and all conditions to the effectiveness of the Schedule or to our obligations under the Schedule have been satisfied, and that we have no defenses, set-offs or counterclaims to any such obligations, and that the Schedule is in full force and effect, and that no event of default has occurred thereunder.

WE HEREBY FURTHER CERTIFY AND ACKNOWLEDGE THAT THE SECURITY PARTY MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE CAPACITY, CONDITION, DESIGN, DURABILITY, MATERIAL, MERCHANTABILITY, PERFORMANCE, QUALITY, SUITABILITY, WORKMANSHIP OR VALUE OF THE EQUIPMENT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE OR THAT THE EQUIPMENT WILL SATISFY THE REQUIREMENTS OF ANY LAW, RULE, REGULATION, SPECIFICATION OR CONTRACT, OR ANY OTHER REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO THE EQUIPMENT OR ANY ASSOCIATED ITEM OR ANY ASPECT THEREOF.

WE HEREBY FURTHER CERTIFY AND ACKNOWLEDGE that in the event the Equipment subject to the Schedule fails to perform as expected or represented by the manufacturer/supplier, Debtor shall continue to make monthly payments to Secured Party as required under the terms of the Schedule and Debtor shall look solely to the manufacturer or supplier for the performance of all covenants and warranties with respect to the Equipment and hereby agrees to indemnify Secured Party and hold it harmless from such non-performance or breach of warranty with respect to the Equipment.

WE HEREBY FURTHER CERTIFY AND ACKNOWLEDGE that Secured Party is not the manufacturer, supplier, distributor or seller of the Equipment and has no control, knowledge of familiarity with the conditioning, capacity, functioning or other characteristics of the Equipment.

WE HEREBY FURTHER ACKNOWLEDGE that Secured Party is relying upon this Certificate as a condition to making payment to the manufacturer and/or supplier of the Equipment.

Date Equipment Accepted: 12/28/95

CEMAX-ICON, INC.
(DEBTOR)

By:

Title: Vice President, Finance

                                   EXHIBIT A

5 GIGABYTE 4 MM TAPE DRIVE
1 GB DRIVE
512 KB OPTICAL MEDIA
ZEOS PENTIUM 75.850C
FDDI 3.0 INTERFACE
4-POWERBOOK 520 C 4/240
4 MB SIMMS FOR SPARC II
32 MB MEM MODULES FOR SPARC 20
6-ZEOS PENTIUM 75.850C
PCI TP NUBUS ADAPTOR
T4 BAR CODE READER
PENTIUM PC 1GB/16
PMT TEST BRD KIT
APC MATRIX UPS 3000
SEAGATE 4.2 DRIVE
3-POWERMAC 7100/80 8/500 MB
EPSON ACTION TOWER PC
ISDN 2000A CENTRAL OFFICE EMUL.
ISDN 2000A CENTRAL OFFICE EMUL.
POWER COMPUTING PC 850/8
POWERBOOK 540C
EXABYTE 210 STACKER W/DRIVES
2-POWERBOOK 520C 4/160
DIMENSION PENTIUM 100C/XPS
PENTIUM PC
DIMENSION PC 120C/XPS
POWERBOOK 520C 4/240
POWER MAC 8500/120 16/2GB
2-32 MB SIMMS
PENTIUM PC
DIMENSION PENTIUM 5133
POWER MAC 9500
2-16 MB SIMMES
DIMENSION PENTIUM 100 C/XPS
LANROVER E/35 PORT
SPARC 5/110
PANTERA COMPUTER
SPARC 20/50 WORKSTATION
2-32 MB SIMMS FOR SPARC 20
DIMENSION PENTIUM 100C/XPS
POWERMAC 9500/POWERMAC 7200
POWERMAC 7500
POWERMAC 8500
2-HAND HELD BATTERY TEKSCOPE
HAND HELD BATTERY TEKSCOPE
MERIDIAN PHONE SYSTEM
MERIDIAN PHONE SYSTEM
MERIDIAN PHONE SYSTEM
DESK W/RETURN
TASK CHAIRS
10-COLORPORPAGE T16

APPLE REMOTE ACCESS PORT
TEKSCOPE
2-2K MONITORS
2 LINE SIMULATOR
MEMORY UPGRADE
5-POWERPORT MERCURY MODEMS
5-POWERBOOK 520 4/160 COMPUTER
1 GB HARD DRIVE
2-1 GB DRIVES
WINDOWS NT SERVER
2-32 MB SIMMS
CD RECORDER
POWERMAC 9500 16/1GB
FDDI MANAGEMENT MODULE
2-32 MB SIMMS
POWERBOOK 520 4/160
2-32 MB SIMMS FOR SPARC 5
32 MB SPARC MEMORY
2-16 MB SIMMS
4GB SUBSYSTEM
POWERMAC 8100/100
4-16 MB SIMMS
2-32 MB SIMMS
6-32 MB SIMMS
POWERBOOK 5300 CS/100
2-16 PLATTER JUKEBOX/9 GB SUBSY
12 BIT SCANNER
POWERMAC 7500/100 16/1000/CD
2-POWERMAC 7500/100 16/1000/CD
POWERBOOK 5300 25/500
POWERMAC 5300 CS/100 8/500
POWERMAC 7500/100 16/1GB/CD
2-PLANET ISDN BOARD
LINKBUILDER FDDI OPTIC
POWERBOOK 520C 4/240
3-POWERMAC 7100/66
4-GB BARACUDA DRIVE
3-POWERMAC 8100/110/16/2GB
POWERMAC 7500/100/16/500/CD
POWERMAC 7500/100/16/500/CD
FDDI ENET BRIDGE
12 PORT TOKEN RING
M2616 TELEPHONE
POWERMAC 7100/50 8/500
2-DATARAY MONITORS
2-DATARAY MONITORS
POWERMAC 7100/50 8/500
APPLE 14" COLOR DISPLAY & KEYBOARD
EXABYTE 8505 7GB SUBSYSTEM
2GB SUBSYSTEM
COMPAQ PENTIUM PC 120 MHZ
8 SLOT TO NUBUS EXPAN CHASIS
2-32 MB SIMMS/1GB DRIVE

SUN MICRO SPARC 20/51
POWERBOOK 5300CS/100 8/500
POWERBOOK 5300CS/100 8/500
POWERMAC 7200/90 8/500
POWERMAC 7500/100 16/1GB/CD
SOLARIS 2.X/HP 9.X SPAR COMPILER
CODE CHECK SOFTWARE
EXODUS & SOURCESAFE SOFTWARE
CLEARCASE SOFTWARE
GALAXY APPL ENVIRON FOR C++
PURE DDTS SOFTWARE PACKAGE
SNIFF 2.0 SOFTWARE
MAIL LINK SMTP FOR QUICKMAIL
ACCPAC ACCTING UPGRADE SOFTWARE
GALAXY APPL ENVIRON FOR C++
NEXTSTEP SOFTWARE
SNM 2.2.2 SOLARIS SOFTWARE
USHARE UNLIMITED SOFTWARE
SOFTWARE TOOLKITS

DEBTOR: CEMAX-ICON, INC.

By:

Title: Vice President, Finance